UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 6, 2017 (April 30, 2016)

MINERCO, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive

Suite 250

Houston, Texas 77057

(Address of principal executive offices, including zip code.)

(888) 473-5150

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Saad Exchange

On July 1, 2016, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Beau Saad, an individual (“Saad”), where, among other things, the Saad exchanged his earned, but unissued, 2,058,823 restricted common shares of the Company for two (2) newly issued Convertible Promissory Notes with the Company as the Maker.

The 2,058,823 restricted common shares of the Company were fully earned and paid, but never issued nor delivered, under a certain Share Purchase Agreement, dated February 23, 2016 for 1,470,588 restricted shares for $25,000 (“SPA #1”) and a certain Share Purchase Agreement, dated March 8, 2016 for 588,235 restricted shares for $10,000 (“SPA #2”).

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. Saad agrees to exchange his earned, but unissued, 2,058,823 restricted shares of the Company’s common stock from SPA #1 and SPA #2 for two (2) Convertible Promissory Notes with the Company as the Maker:

a.       Convertible Promissory Note #1, dated February 23, 2016, in principal amount of $25,000 to replace SPA #1, attached as Exhibit 1 hereto;

b.       Convertible Promissory Note #2, dated March 8, 2016, in principal amount of $10,000 to replace SPA #2, attached as Exhibit 2 hereto; and

c.       The Convertible Promissory Notes #1 and #2 may bear the following restrictive legend or variation thereof:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Share Purchase Agreement, dated February 23, 2016 for 1,470,588 restricted shares for $25,000 (“SPA #1”) and a certain Share Purchase Agreement, dated March 8, 2016 for 588,235 restricted shares for $10,000 (“SPA #2”), are qualified in their entirety by reference to the full text of the Share Purchase Agreements, attached as Exhibit 10.2 and 10.3, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Convertible Promissory Note #1, dated February 23, 2016, in principal amount of $25,000 to replace SPA #1; and the Convertible Promissory Note, dated March 8, 2016, in principal amount of $10,000 to replace SPA #2, are qualified in their entirety by reference to the full text of the Convertible Promissory Notes, attached as Exhibit 10.4 and 10.5, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

2

Ciarello Exchange

On July 1, 2016, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Ray Ciarello, an individual (“Ciarello”), where, among other things, Ciarello exchanged his earned, but unissued, 735,294 restricted common shares of the Company for one (1) newly issued Convertible Promissory Note with the Company as the Maker.

The 735,294 restricted common shares of the Company were fully earned and paid, but never issued nor delivered, under a certain Share Purchase Agreement, dated February 23, 2016 for 735,294 restricted shares for $12,500 (the “SPA”).

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.6 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. Ciarello agrees to exchange his earned, but unissued, 735,294 restricted shares of the Company’s common stock from the SPA for a Convertible Promissory Note with the Company as the Maker:

a.       Convertible Promissory Note, dated February 23, 2016, in principal amount of $12,500 to replace the SPA, attached as Exhibit 1 hereto; and

b.       The Convertible Promissory Note may bear the following restrictive legend or variation thereof:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.6 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Share Purchase Agreement, dated February 23, 2016 for 735,294 restricted shares for $12,500 (the “SPA”) is qualified in its entirety by reference to the full text of the Share Purchase Agreement, attached as Exhibit 10.7 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Convertible Promissory Note, dated February 23, 2016, in principal amount of $12,500 to replace the SPA is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.8 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

3

Schmidt Exchange

On July 1, 2016, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Bryce Schmidt, an individual (“Schmidt”), where, among other things, Ciarello exchanged his earned, but unissued, 625,000 restricted common shares of the Company for one (1) newly issued Convertible Promissory Note with the Company as the Maker.

The 625,000 restricted common shares of the Company were fully earned and paid, but never issued nor delivered, under a certain Share Purchase Agreement, dated March 8, 2016 for 625,000 restricted shares for $12,500 (the “SPA”).

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.9 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. Schmidt agrees to exchange his earned, but unissued, 625,000 restricted shares of the Company’s common stock from the SPA for a Convertible Promissory Note with the Company as the Maker:

a.       Convertible Promissory Note, dated March 8, 2016, in principal amount of $12,500 to replace the SPA, attached as Exhibit 1 hereto; and

b.       The Convertible Promissory Note may bear the following restrictive legend or variation thereof:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.9 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Share Purchase Agreement, dated March 8, 2016 for 735,294 restricted shares for $12,500 (the “SPA”) is qualified in its entirety by reference to the full text of the Share Purchase Agreement, attached as Exhibit 10.10 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Convertible Promissory Note, dated March 8, 2016, in principal amount of $12,500 to replace the SPA is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.11 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

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MSF – Athena Exchange

On July 5, 2016, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc. (“MSF”), where, among other things, the Company and MSF agreed to exchange MSF’s Eighteen and Two-Tenths percent (18.2%) equity in Athena Brands, Inc., a subsidiary of the Company, for a Promissory Note, with original principal amount of Three Hundred and Fifty Thousand Dollars ($350,000) with the Company as the Maker. This Exchange Agreement left the Company with 100% right, title and equity interest in and to Athena Brands, Inc.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.12 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. MSF agrees to exchange its Eighteen and Two-Tenths percent (18.2%) equity in Athena for a Promissory Note, with original principal amount of Three Hundred and Fifty Thousand Dollars ($350,000) with the Company as the Maker AND the Company agrees to exchange MSF’s Eighteen and Two-Tenths percent (18.2%) equity in Athena for a Promissory Note, with original principal amount of Three Hundred and Fifty Thousand Dollars ($350,000) with the Company as the Maker (hereinafter the “Exchange”).

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.12 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Promissory Note, dated July 5, 2016, in principal amount of $350,000 issued in accordance with the terms of the Exchange Agreement is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.13 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

MSF Exchange – Extension

On January 5, 2017, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc. (“MSF”), where, among other things, the Company and MSF agreed to exchange the Original Promissory Note, dated July 5, 2016 with principal amount of $350,000 and due on January 5, 2017 (the “Original Note”), for a new Convertible Promissory Note, with convertible feature, with a new due date of July 5, 2017 with the Company as the Maker (the “New Note”).

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.14 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. MSF agrees to exchange the Original Note for the New Note with new due date and convertible feature AND the Company agrees to exchange the Original Note for the New Note with new due date and convertible feature (hereinafter the “Exchange”).

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.14 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The new Convertible Promissory Note, dated July 5, 2016, in principal amount of $350,000 issued in accordance with the terms of the Exchange Agreement is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.15 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

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Rios Exchange – Extension

On February 1, 2017, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) regarding a Convertible Promissory Note, in default at the time, with Rios (“MSF”), where, among other things, the Company and Rios agreed to exchange the Original Promissory Note, dated April 30, 2016 and reissued on August 15, 2016, with principal amount of $100,000 and due on November 1, 2016 (the “Original Note”), for an extended due date Convertible Promissory Note, with a new due date of July 5, 2017, with the Company as the Maker (the “New Note”).

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.16 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. Rios agrees to exchange the Original Note for the New Note with new due date and revised convertible feature AND the Company agrees to exchange the Original Note for the New Note with new due date and revised convertible feature (hereinafter the “Exchange”).

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.16 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The new Convertible Promissory Note, dated April 30, 2016, in principal amount of $100,000 issued in accordance with the terms of the Exchange Agreement is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.17 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

Messina Exchange

On April 3, 2017, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with Sam J. Messina, III, an individual and a former member of our Board of Directors, resignation effective March 31, 2017 (“Messina”), where, among other things, the Company and Messina exchanged Messina’s Two Hundred and Fifty Thousand (250,000) shares of the Company’s Preferred Class ‘C’ Stock for amendment and restatement of Messina’s five (5) Convertible Promissory Notes with the Company.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.18 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. Messina agrees to exchange his Two Hundred and Fifty Thousand (250,000) shares of the Company’s Preferred Class ‘C’ Stock for amendment and restatement of his five (5) Convertible Promissory Notes with the Company:

a.	Convertible Promissory Note, dated April 30, 2016, in principal amount of $52,500;

b.	Convertible Promissory Note, dated July 31, 2016, in principal amount of $37,500;

c.	Convertible Promissory Note, dated October 31, 2016, in principal amount of $37,500;

d.	Convertible Promissory Note, dated January 31, 2017, in principal amount of $37,500; and

e.	Convertible Promissory Note, dated March 31, 2017, in principal amount of $25,000 to include an amended conversion feature.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.18 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Convertible Promissory Note, dated April 30, 2016, in principal amount of $52,500; and the Convertible Promissory Note, dated July 31, 2016, in principal amount of $37,500 are qualified in their entirety by reference to the full text of the Convertible Promissory Notes, attached as Exhibit 10.19 and 10.20, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Amended and Restated Convertible Promissory Note, dated April 30, 2016, in principal amount of $52,500; and the Amended and Restated Convertible Promissory Note, dated July 31, 2016, in principal amount of $37,500 are qualified in their entirety by reference to the full text of the Amended and Restated Convertible Promissory Notes, attached as Exhibit 10.21 and 10.22, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

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Vanis Exchange

On July 3, 2017, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with V. Scott Vanis, an individual and a member of our Board of Directors and an Officer of the Company, (“Vanis”), where, among other things, the Company and Vanis exchanged Vanis’ accrued salary, for fiscal year 2017 (August 1, 2016 through July 31, 2017), in amount of Two Hundred and Twenty-Five Thousand Dollars and 00/100 Cents ($225,000.00), One Hundred Twelve Thousand Five Hundred Twenty-Six (112,526) shares the Company’s Preferred Class ‘B’ Stock AND Two Hundred and Fifty Thousand (250,000) shares of the Company’s Preferred Class ‘C’ Stock for Five Hundred Thousand Shares (500,000) of the Company’s Preferred Class ‘A’ Stock.

The summary of the Exchange Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.23 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Exchange. Vanis agrees to forgive his accrued salary, for fiscal year 2017 (August 1, 2016 through July 31, 2017), in amount of Two Hundred and Twenty-Five Thousand Dollars and 00/100 Cents ($225,000.00), One Hundred Twelve Thousand Five Hundred Twenty-Six (112,526) shares the Company’s Preferred Class ‘B’ Stock AND Two Hundred and Fifty Thousand (250,000) shares of the Company’s Preferred Class ‘C’ Stock for Five Hundred Thousand Shares (500,000) of the Company’s Preferred Class ‘A’ Stock (hereinafter the “Exchange”) for services performed as the Company’s CEO.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.23 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

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Item 2.01	Completion of Acquisition or Disposition of Assets

Athena / Avanzar Divestiture

On July 3, 2017, Minerco, Inc. (“we” or the “Company”) entered into an Agreement (the “Asset Purchase Agreement”) with Pacific Isle, Ltd., to divest of One Hundred percent (100%) of all of the Seller’s rights, title and interest in and to Seller’s subsidiary, Athena Brands, Inc., formerly Level 5 Beverage, Inc., including all Seller’s right, title and interest to Avanzar Sales & Distribution, LLC.

The summary of the Asset Purchase Agreement is as follows (the entire Asset Purchase Agreement is attached as Exhibit 10.24 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on the Closing Date (as such term is hereinafter defined), Seller shall sell to Buyer, and Buyer shall acquire from Seller, One Hundred percent (100%) of all of the Seller’s rights, title and interest in and to Seller’s subsidiary, Athena Brands, Inc., formerly Level 5 Beverage, Inc., including all Seller’s right, title and interest to Avanzar Sales & Distribution, LLC, more specifically defined in Schedule 2.0 attached hereto and incorporated herein by reference (hereinafter sometimes referred to as the “Asset”).

Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, in reliance upon the representations, warranties, covenants and agreements of the Seller contained herein, and in exchange for One Hundred percent (100%) of all of the Seller’s rights, title and interest in and to the Asset, Buyer agrees to acquire all assets AND liabilities of the Asset including, but not limited to, all Athena assets and liabilities (net value: $949,510) and all Avanzar assets and liabilities, including vendor identification, databases and ALL intellectual property of Avanzar, (net value: -$1,339,858) and Seller agrees to issue and deliver a Promissory Note in principal amount of Two Hundred and Fifty Thousand Dollars (US$250,000) (the “Purchase Price”).

Payment of Purchase Price. The Purchase Price shall be payable as follows:

(A)       Full transfer and delivery of all tangible and intangible assets of the Asset from Seller to Buyer, including all accounting books, goodwill, relationships and intellectual property listed or accounted for in Schedule 1A, attached hereto, shall be delivered to Seller or Seller’s assign as defined in Section 1.4 herein subject to the terms and conditions set forth in Section 6 of this Agreement.

(B)       Full transfer and delivery of all liabilities of the Asset from Seller to Buyer, including all accounts payable, loans payable and other liabilities listed or accounted for in Schedule 1B, attached hereto, shall be delivered to Seller or Seller’s assign as defined in Section 1.4 herein subject to the terms and conditions set forth in Section 6 of this Agreement.

(C)       As additional consideration for this Agreement, Seller shall issue and deliver to Seller a Promissory Note to Buyer in principal amount of Two Hundred and Fifty Thousand Dollars (US$250,000), earning Eight Percent (8%) annual interest (the “Note”) and attached hereto as Schedule 1C. At the Seller’s sole discretion, the Note may be exchanged for common shares of the Seller, valued at $0.0100 per share, at any time within twelve (12) months of the Effective Date.

(D)       Any shares contemplated by this Agreement shall be fully paid for and non-assessable when issued and bear a restrictive legend in accordance with Rule 144 of the Securities and Exchange Act of 1933, as amended.

Closing. The closing of the transaction contemplated herein (the “Closing”) will be at the office of Seller on or before July 31, 2016, or at such other place or at such other date and time as Seller and Buyer may mutually agree. Such date and time of Closing is herein referred to as the “Closing Date.”

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.24 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Promissory Note contemplated by this Asset Purchase Agreement, dated July 15, 2016, in principal amount of $250,000; is qualified in its entirety by reference to the full text of the Promissory Note, attached as Exhibit 10.25 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 31, 2017, Sam J. Messina, III resigned all positions with the Company, including as Principal Financial Officer, Chief Financial Officer, Treasurer and Director. The resignation did not involve any disagreement with the Company.

Item 8.01	Other Events

On March 30, 2016, Minerco, Inc. (“we” or the “Company”) issued a Convertible Promissory Note to Ray Ciarello, an individual, (“Ciarello”), dated March 30, 2016 in principal amount of $6,000.

The Convertible Promissory Note to Ciarello, dated March 30, 2016, in principal amount of $6,000 is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.26 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On April 8, 2016, Minerco, Inc. (“we” or the “Company”) issued a Convertible Promissory Note to Beau Saad, an individual (“Saad”), dated April 8, 2016, but issued on July 1, 2016, in principal amount of $12,500 with a purchase price of $7,500 paid directly to a third party.

The Convertible Promissory Note to Saad, dated April 8, 2016, in principal amount of $12,500, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.28 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On April 30, 2016, Minerco, Inc. (“we” or the “Company”) issued a Convertible Promissory Note to V. Scott Vanis, an individual and a member of our Board of Directors and an Officer of the Company, (“Vanis”), for back salary in the amount of $407,661.29.

The Convertible Promissory Note to Vanis, dated April 30, 2016, in principal amount of $407,661.29, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.27 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On May 24, 2016, Minerco, Inc. (“we” or the “Company”) issued a Convertible Promissory Note to Patrick Casey, an individual, (“Casey”), dated May 24, 2016 in principal amount of $15,000.

The Convertible Promissory Note to Casey, dated May 24, 2016, in principal amount of $15,000 is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.29 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On July 31, 2016, Minerco, Inc. (“we” or the “Company”) issued a Convertible Promissory Note to V. Scott Vanis, an individual and a member of our Board of Directors and an Officer of the Company, (“Vanis”), for back salary in the amount of $56,500.

The Convertible Promissory Note to Vanis, dated July 31, 2016, in principal amount of $56,500 is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.30 to this Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

		Incorporated by Reference			Filed
Exhibit	Document Description	Form	Date	Number	herewith
10.1	Exchange Agreement, Minerco – Saad, dated July 1, 2016				X
10.2	Stock Purchase Agreement, Saad, dated February 23, 2016	10-Q	3/21/2016	10.13
10.3	Stock Purchase Agreement, Saad, dated March 8, 2016	10-Q	3/21/2016	10.15
10.4	Convertible Promissory Note – Saad, dated February 23, 2016				X
10.5	Convertible Promissory Note – Saad, dated March 8, 2016				X
10.6	Exchange Agreement, Minerco – Ciarello dated July 1, 2016				X
10.7	Stock Purchase Agreement, Ciarello, dated February 23, 2016	10-Q	3/21/2016	10.14
10.8	Convertible Promissory Note – Ciarello dated February 23, 2016				X
10.9	Exchange Agreement, Minerco – Schmidt, dated July 1, 2016				X
10.10	Stock Purchase Agreement, Schmidt, dated March 8, 2016				X
10.11	Convertible Promissory Note – Schmidt, dated March 8, 2016				X
10.12	Exchange Agreement, Minerco – MSF, dated July 5, 2016				X
10.13	Promissory Note – MSF, dated July 5, 2016				X
10.14	Exchange Agreement, Minerco – MSF, dated January 5, 2017				X
10.15	Convertible Promissory Note – MSF, dated July 5, 2016				X
10.16	Exchange Agreement, Minerco – Rios, dated February 1, 2017				X
10.17	Convertible Promissory Note – Rios, dated April 30, 2016				X
10.18	Exchange Agreement, Minerco – Messina, dated April 3, 2017				X
10.19	Convertible Promissory Note – Messina, dated April 30, 2016				X
10.20	Convertible Promissory Note – Messina, dated July 31, 2016				X
10.21	Amended Convertible Promissory Note – Messina, dated April 30, 2016				X
10.22	Amended Convertible Promissory Note – Messina, dated July 31, 2016				X
10.23	Exchange Agreement, Minerco – Vanis, dated July 1, 2017				X
10.24	Asset Purchase Agreement, Minerco – Pacific Isle Wholesale, Dispose Athena Brands, dated July 15, 2016				X
10.25	Promissory Note – Pacific Isle, dated July 15, 2016				X
10.26	Convertible Promissory Note – Ciarello, dated March 30, 2016				X
10.27	Convertible Promissory Note – Saad, dated April 8, 2016				X
10.28	Convertible Promissory Note – Vanis, dated April 30, 2016				X
10.29	Convertible Promissory Note – Casey, dated May 24, 2016				X
10.30	Convertible Promissory Note – Vanis, dated July 31, 2016				X

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 6, 2017	MINERCO, INC.

	By:	/s/ V. Scott Vanis

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